UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2006 (February 14, 2006)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 15, 2006, OMNI Energy Services Corp. (“OMNI”) announced the completion of the acquisition of Preheat, Inc., a Louisiana corporation (“Preheat”) on February 14, 2006 pursuant to a Stock Purchase and Sale Agreement dated December 29, 2005 by and between OMNI and the stockholders of Preheat (the “Purchase Agreement”). OMNI purchased 100% of the outstanding common stock of Preheat for a purchase price of $22.5 million consisting of $16 million in cash plus the issuance of 900,000 shares of its common stock and $4 million in buyer promissory notes. In addition, OMNI assumed $1.6 million of certain long-term debt of Preheat. OMNI utilized availability under various credit facilities to fund the cash portion of the purchase. Preheat is a leading Gulf Coast lessor of oilfield equipment and provider of specialized oilfield and environmental services.

A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The description of the Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 15, 2006, OMNI issued a press release announcing that early earnings estimates from its core business during the fourth quarter of 2006 appear to be better than expected. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit related to Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. As permitted by Item 9.01(a)(4) of Form 8-K, OMNI will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, OMNI will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(c)	Exhibits.

Exhibit Number	Description
10.1	Stock Purchase and Sale Agreement dated December 29, 2005 by and between OMNI Energy Services Corp. and the stockholders of Preheat, Inc., a Louisiana corporation (incorporated by reference to Exhibit 10.1 to OMNI’s Current Report on Form 8-K filed with the Commission on January 5, 2006).

99.1	Press release dated February 15, 2006 announcing the completion of the acquisition of Preheat, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.

Dated: February 21, 2006

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President